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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-72291) of our report dated February 15, 1999 appearing on page 61 of Conoco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 25, 1999